UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 31, 2015

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2015, River Financial Corporation (the “Company”) entered into a loan agreement with Southpoint Bank, Birmingham, Alabama, providing for a $7,500,000 loan (the “Loan”).  The purpose of the Loan is to fund the cash portion of the merger consideration to be paid in the merger of Keystone Bancshares, Inc. with the Company.  See Item 2.01 below.  The Loan will bear interest at prime rate in effect from time to time with accrued interest on the unpaid balance of the Loan due and payable quarterly in arrears commencing March 31, 2016 and continuing on the last day of each March, June, September and December thereafter with the final payment due December 31, 2022.  The principal balance of the Loan shall be repaid in 28 consecutive quarterly installments (each in the amount of $267,857.14) commencing March 31, 2016 and continuing on the last day of each March, June, September and December thereafter and concluding December 31, 2022.  The Company has pledged 100% of the common stock of River Bank & Trust as collateral for the Loan.

Copies of the loan agreement, security agreement and promissory note are included at Exhibit 10.1 hereto and are incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2015, the Company completed its acquisition by merger (the “Merger”) of Keystone Bancshares, Inc. (“Keystone”) in accordance with the terms of the Agreement and Plan of Merger dated as of May 13, 2015 between Keystone and the Company (the “Agreement”).  Immediately after closing and in accordance with the Agreement, Keystone Bank, which had been a wholly owned subsidiary of Keystone, was merged with and into River Bank & Trust (“River Bank”) with River Bank as the surviving bank.  In accordance with the Agreement, shareholders of Keystone received $4.00 in cash and 1.000 share of the Company’s common stock for each share held of record as of the effective date of the Merger.  The Company paid $7,273,968 and issued 1,818,492 shares of its common stock in the aggregate in the Merger.  The preceding description is qualified in its entirety by reference to the Agreement, which is incorporated by reference from the Company’s Registration Statement on Form S-4 as set forth in Exhibit 2.1 hereto.

ITEM 8.01	OTHER EVENTS

On January 4, 2016, the Company issued a press release announcing the completion of the Merger.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of business acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 9-K was required to be filed.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or incorporated by reference herewith.

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of May 13, 2015, between River Financial Corporation and Keystone Bancshares, Inc. (incorporated by reference to Annex A of the Company’s Joint Proxy Statement / Prospectus, filed as part of the Company’s Registration Statement on Form S-4, originally filed on July 31, 2015 (Registration No. 333-205986)).

10.1	Loan Agreement between River Financial Corporation and Southpoint Bank.

99.1	Press Release, dated January 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: January 7, 2016	By:	/s/ James M. Stubbs
James M. Stubbs
President & Chief Executive Officer

4